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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                      __________


                                       FORM 8-K/A

                                    AMENDMENT NO. 2

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)  DECEMBER 23, 1997



                     APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)


            MARYLAND                    1-13232                84-1259577
-------------------------------       ------------         -------------------
(State or other jurisdiction of       (Commission           (I.R.S. Employer
incorporation or organization)        File Number)         Identification No.)



1873 SOUTH BELLAIRE STREET, SUITE 1700, DENVER, CO             80222-4348
--------------------------------------------------             ----------
   (Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code   (303) 757-8101


                                     NOT APPLICABLE
            -------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)


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The Form 8-K filed on January 9, 1998 is hereby amended to read as follows:


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

    On May 8, 1998, AIMCO completed the acquisition by merger (the "Ambassador Merger") of Ambassador Apartments, Inc., a Maryland corporation that had elected to be taxed as a real estate investment trust ("Ambassador"). AIMCO issued up to 6,578,833 shares of Class A Common Stock, assumed approximately $393 million in indebtedness and paid approximately $13.0 million in closing costs associated the Ambassador Merger (including severance costs). In the Ambassador Merger, each share of Common Stock, par value $0.01 per share, of Ambassador ("Ambassador Common Stock") was designated a value of $21.00 per share and was converted into 0.553 shares of Class A Common Stock as a result of the AIMCO Index Price equaling approximately $38.00. The "AIMCO Index Price" was the aggregate of the average of the high and low sales prices for the Class A Common Stock on each of the twenty consecutive New York Stock Exchange trading days prior to the fifth trading day prior to the closing of the Ambassador Merger.

    In the Ambassador Merger, each outstanding option exercisable for Ambassador Common Stock was converted into an option exercisable for 0.553 shares of Class A Common Stock, or at the option holder's option, cash equal to the excess of $21.00 over the strike price.

    Also in connection with the Ambassador Merger, AIMCO MergerSub, L.P., a 99.9% owned subsidiary partnership of AIMCO Properties, L.P. ("MergerSub"), was merged with and into Ambassador's operating partnership, Ambassador Apartments, L.P. the ("Ambassador OP"), with the Ambassador OP surviving (the "OP Merger"). In the OP Merger, each unit of limited partnership interest in the Ambassador OP was converted into 0.553 units of limited partnership interest in AIMCO Properties, L.P. Thus, the Ambassador OP became a 99.9% owned subsidiary partnership of AIMCO Properties, L.P.

    Ambassador was a self-administered, self-managed real estate investment trust engaged in the ownership and management of garden-style apartment properties primarily to middle income tenants. As of the consummation of the Ambassador Merger, Ambassador and its subsidiaries owned 52 apartment communities with a total of 15,728 units located in Arizona, Colorado, Florida, Georgia, Illinois, Tennessee and Texas.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Businesses Acquired

         The required Financial Statements are included as Exhibits 99.3 and
99.4 to this Report, and incorporated herein by reference.

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(b) Pro Forma Financial Information

         The required pro forma financial information is included as Exhibit
99.1 to this Report and incorporated herein by this reference.

(c) Exhibits

         The following exhibits are filed with this report:

Exhibit
Number    Description
-------   -----------
 2.1 Agreement and Plan of Merger, dated as of December 23, 1997, by and between Apartment Investment and Management Company and Ambassador Apartments, Inc.*

12.1      Calculation of Ratio of Earnings to Fixed Charges*.

12.2 Calculation of Earnings to Combined Fixed Charges and Preferred Stock Dividends*.

23.1      Consent of Ernst & Young LLP*.

99.1 Pro Forma Financial Information of Apartment Investment and Management Company as of and for the year ended December 31, 1997*.

99.2 Press Release of Apartment Investment and Management Company and Ambassador Apartments, Inc., dated as of December 23, 1997*.

99.3 Financial Statements, Schedule and Report of Independent Auditors for Ambassador Apartments, Inc. as of December 31, 1996 and 1995 and for the Years Ended December 31, 1996, 1995 and 1994*.

99.4 Financial Statements for Ambassador Apartments, Inc. as of September 30, 1997 and December 31, 1996 and for the Three and Nine Months Ended September 30, 1997 and 1996 (unaudited)*.

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* Previously filed

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                                      SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       APARTMENT INVESTMENT AND
                                       MANAGEMENT COMPANY



Date:  May 22, 1998                  By:  /s/ Troy D. Butts
                                          ------------------------------------
                                          Troy D. Butts
                                          Senior Vice President and Chief
                                          Financial Officer








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                     EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K



Exhibit
Number    Description
-------   -----------
 2.1 Agreement and Plan of Merger, dated as of December 23, 1997, by and between Apartment Investment and Management Company and Ambassador Apartments, Inc.*

12.1      Calculation of Ratio of Earnings to Fixed Charges*.

12.2 Calculation of Earnings to Combined Fixed Charges and Preferred Stock Dividends*.

23.1      Consent of Ernst & Young LLP*.

99.1 Pro Forma Financial Information of Apartment Investment and Management Company as of and for the year ended December 31, 1997*.

99.2 Press Release of Apartment Investment and Management Company and Ambassador Apartments, Inc., dated as of December 23, 1997*.

99.3 Financial Statements, Schedule and Report of Independent Auditors for Ambassador Apartments, Inc. as of December 31, 1996 and 1995 and for the Years Ended December 31, 1996, 1995 and 1994*.

99.4 Financial Statements for Ambassador Apartments, Inc. as of September 30, 1997 and December 31, 1996 and for the Three and Nine Months Ended September 30, 1997 and 1996 (unaudited)*.

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* Previously filed